SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2004

Commission File No.  0-16992

CONCORDE CAREER COLLEGES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of Incorporation or Organization)	43-1440321 (I. R. S. Employer Identification Number)

5800 Foxridge, Suite 500, Mission, Kansas, 66202

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:(913) 831-9977

ITEM 7.	Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document.

99.1	Press release of Concorde Career Colleges, Inc., issued January 15, 2004, reporting estimated revenue, operating margin percentage, diluted earnings per share, student enrollment, average student population and ending population for 2003 and estimated revenue and diluted earnings per share for 2004.

ITEM 12.	Regulation FD Disclosure

On January 15, 2004 Concorde Career Colleges, Inc. (the “Company”) issued a press release announcing its estimated revenue, operating margin percentage, diluted earnings per share, student enrollment, average student population and ending population for 2003 and estimated revenue and diluted earnings per share for 2004. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 12, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCORDE CAREER COLLEGES, INC. DATED: January 15, 2004

By:	/s/ Jack L. Brozman

Jack L. Brozman, Chief Executive Officer

By:	/s/ Paul R. Gardner

Paul R. Gardner, Chief Financial Officer